Exhibit 99.1

                               [GRAPHIC OMITTED]

                         SELIGMAN NEW TECHNOLOGIES FUND

                                Quarterly Booklet

                                  DECEMBER 2003



This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Board of Directors of the Fund has approved a plan of complete liquidation and dissolution ("The Plan") with respect to the Fund. On January 24, 2004, a special meeting of the shareholders was held for the purposes of voting on the Plan and related matters. Such meeting was adjourned to February 25, 2004. For more information about the Plan, please consult the Fund's proxy statement.

The Seligman New Technologies Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus. Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND

I.    PORTFOLIO MANAGER COMMENTARY

II.   TOP PRIVATE HOLDINGS PROFILES

III.  PERFORMANCE AND PORTFOLIO ANALYSIS

IV.   INVESTMENT GROUP


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

                               PORTFOLIO MANAGER
                                   COMMENTARY

SELIGMAN NEW TECHNOLOGIES FUND

      Manager Commentary

      Public Technology Market Analysis

      A modest economic recovery that should drive capital expenditure increases in the US leaves us cautiously optimistic about the technology spending recovery in 2004. We believe that now more than ever, technology spending is closely tied to general capital spending by corporations. We estimate that 40% of the capital expenditure budgets of US corporations go into technology spending, up from around 20% or so 15 years ago. That 20% increase drove much of the growth in the technology markets. We believe the next potential 20% increase will take a lot longer to happen: in other words, growth will be harder won in technology in the years to come.

      Near-term, we are cautious because we don't see any strong growth drivers over the next 12 months. So far, the economic recovery has been driven largely by consumers and small- to mid-sized companies. For the most part, larger corporations have yet to come back to the spending party. In recent meetings with CIOs and industry analysts, however, we are beginning to see evidence now that larger companies are hovering around the door and plan to increase spending in 2004.

      In past strong technology cycles, we saw big drivers, most dramatically the Internet driven surge in hardware and software spending in the late 90s. Other examples are Y2K driving hardware and software replacement cycles; new PC operating systems (such as the shift from DOS to Windows) driving a major upgrade of desktop PCs and operating systems and applications; and the shift from analog cell phones to digital cell phones. In 2004, we see nothing of that magnitude. We do see some important underlying trends, however, that we will be watching closely as the year progresses -- trends that we believe could turn into strong drivers in 2005. This includes an increase in consumer broadband penetration, which has the potential to soak up the excess data capacity we have in the wide area network and to drive more spending on IP based telecom equipment over time.

      Mobile computing is another promising area. We're already seeing signs that Intel, with its new Pentium M processor, is starting to re-invigorate the PC market. The digital cellular handset market, with color screens, camera phones, and the rollout of next generation services, also has the potential to drive growth. We're watching IT security software quite closely as well. Although it's a small part of overall IT budgets, we expect that it's going to continue to expand over time as threats to networks grow and security consciousness increases.

      And finally we're watching web services quite closely. This is the technology that facilitates better communicates between disparate applications, for example between one vendor's CRM software and another's ERP software. And similarly between enterprises, such as streamlining data communications between suppliers, manufacturers, and distributors.


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SELIGMAN NEW TECHNOLOGIES FUND

      Private Technology Market Analysis

      The last half of 2003 saw the economy and financial markets improve greatly, and we join the consensus in believing that we are entering a healthy growth phase. While as long-term investors we find this heartening, the near-term picture for private technology investing remains clouded. We believe recovery in the private sector will be delayed for some time, primarily because of a significant overhang of capital that has been committed to private investments by institutional investors but not yet invested by venture firms.

      The overhang threatens to depress venture investment returns, while, a the same time, it compels venture firms to invest in new or existing portfolio companies that, in a more normal investing environment, might be allowed to go out of business. The pressing need to put this committed capital to work also tends to drive up valuations for the strongest private companies, often to levels where it is difficult to envision a return commensurate with the risks.

      Despite this overhang, many venture investors have indicated that they will be raising new funds in 2004. This is troubling because any significant influx of new committed capital may slow or even a reverse a reduction in the current overhang, a reduction we believe is paramount to the industry's recovery.

      You may ask, given the uncertainties facing private companies and venture capital investment, why are firms raising new funds? It comes down to supply and demand. On the supply side, many venture firms have postponed fundraising for the last year or two, waiting for economic conditions to improve. Some of these firms now feel they have waited long enough. On the demand side, institutions' portfolios have grown thanks to the public market's recent performance. This means that the fixed percentages they must allocate to private equity investments have grown as well, putting more dollars into the venture pipeline. Some institutions, believing that the worst is over in venture capital, are even increasing their private equity percentage allocations. Whatever the underlying cause, we think it is probable that the industry's stubborn overhang could maintain its size or even grow in 2004.

      For the current portfolio companies in Seligman New Technologies Fund, this situation has both positive and negative implications. Positive because funds for follow-on rounds of investing could be easier to raise, if needed. Negative because weak competitors could keep attracting just enough funding to make life difficult for everyone else.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

                                   TOP PRIVATE
                                HOLDINGS PROFILES

SELIGMAN NEW TECHNOLOGIES FUND

      Top 10 Private Holdings (as of 12/31/03)

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.         Founded: 1999
      ----------------------------www.gmpcompanies.com
                                  Industry/Sector: Other -- Medical Technologies
                                  ----------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.


                                  ----------------------------------------------
      LifeMasters Supported       Headquarters: Irvine, CA
      SelfCare, Inc.              Founded: 1994
      ----------------------------www.lifemasters.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            LifeMasters(TM) Supported SelfCare, Inc. is an is an interactive disease management company dedicated to improving clinical outcomes for individuals, providing decision support for physicians, and reducing costs for payors. The Company consists of medical professionals, information specialists, and administrators with offices in Irvine, South San Francisco, and Sacramento, California and Albuquerque, New Mexico. LifeMasters partners with some of the most respected health plans, physician organizations, and employers in the country.

            LifeMasters is fully accredited by the National Committee for Quality Assurance (NCQA) to provide disease management services in each of five disease categories, including: diabetes, congestive heart failure (CHF), coronary artery disease (CAD), chronic obstructive pulmonary disease (COPD) and asthma.

            Founded in 1994 by Harvard-trained physician David E. Goodman, MD, LifeMasters is among the first healthcare companies in the nation to provide disease management for chronically ill individuals by combining communications technology with ongoing nursing support. LifeMasters offers a suite of condition-specific chronic illness management programs to help those suffering from one or more chronic diseases. Programs are available in all 50 states, the District of Columbia, and Puerto Rico.

            LifeMasters' customers are organizations that are accountable for the cost and quality of healthcare. They include leading health plans, employers and governmental organizations. Reimbursement options range from individual case rates to risk-sharing population-based arrangements.


                                  ----------------------------------------------
      Gateway Learning            Headquarters: Santa Ana, CA
      Corporation                 Founded: 1996
      ----------------------------www.hop.com
                                  Industry/Sector: Internet Business-to-Consumer
                                  ----------------------------------------------
      Company Description:

            Gateway Learning Corporation, with its Hooked on Phonics(R) trademark, is one of the most recognized brands in the children's learn to read category. To date, the company has helped many children develop their reading skills. Their educational experts and product development staff continue to expand the Hooked on Phonics product offerings, while leveraging the brand name into other areas of learning. The company's proprietary learning systems, including Hooked on Math and Hooked on School Success, are convenient for parents and incorporate incentives that motivate the child to progress through the programs and thus to remain interested in reading and learning. A Hooked on Phonics Classroom Edition is also available for teachers to provide a balanced reading program in the classroom. Learning systems are sold through a professional telemarketing organization using the widely recognized 1-800-ABCDEFG phone number and

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND

            online through their website at www.hookedonphonics.com or www.abcdefg.com. The company's strategic focus has been to provide parents and educators with customized solutions that meet the individual reading and learning needs of their children and students.

                                                 -------------------------------
                                                 Headquarters: Columbia, MD
      iBiquity Digital Corp.                     Founded: 1998
      -------------------------------------------www.ibiquity.com
                                                 Industry/Sector: Wireless
                                                 -------------------------------

      Company Description:

            iBiquity Digital Corporation (iBiquity) is the developer of the HD Radio(TM) digital broadcasting technology that enables digital radio signals to ride the same airwaves as analog AM/FM radio. HD Radio allows any radio station to deliver CD-like sound to the listening public, along with wireless data services carrying information such as news and entertainment. This is an FCC-approved system that provides for true, end-to-end digital broadcasting within the existing spectrum in conjunction with continued analog broadcasts to legacy receivers.

            Since the FCC has approved HD Radio as the digital AM/FM system for the US market, the nation's AM and FM broadcasters and radio receivers can transition from analog to digital over the course of the next several years. Radio stations in 100 markets have begun the transition to HD Radio technology, reaching 65% of the US population. As HD Radio has been designed to work within the current AM and FM spectrum allocations, consumers will be able to enjoy continued use of their existing analog receivers as well as benefit from the higher quality and additional services offered by the new generation of HD Radio-equipped receivers.


                                                 -------------------------------
      Edison Venture Fund IV, L.P.               Headquarters: Lawrenceville, NJ
      -------------------------------------------Founded: 1986
                                                 www.edisonventure.com
                                                 Industry/Sector: Fund of Funds
                                                 -------------------------------

      Company Description:

            Edison Venture Fund, by forging partnerships with entrepreneurs, service providers and other financing sources, supports the building of successful companies.

            They invest in expansion stage ($5 to 20 million revenue) information technology companies located in the New York City to Virginia corridor. They invest $3 to 5 million initially and usually are the sole or lead investor.

            Edison's capital pool exceeds $400 million in five independent limited partnerships, of which Edision Venture Fund IV, L.P. is one. Their diversified strategy includes venture capital, expansion financings, management buyouts, consolidations, and secondary stock purchases. Their 115 investments include 50 software companies, 20 communications leaders and 10 management buyouts. Edison has invested in 10 companies providing software and services for major pharmaceutical and biotechnology companies. Edison has invested in 9 companies providing financial applications and services.

            They are sponsors and leaders in many entrepreneurial, venture and technology groups throughout New Jersey, Pennsylvania, Delaware, Maryland and Virginia. Their headquarters is located near Princeton, with satellite offices near Philadelphia and in Northern Virginia.

                                                 -------------------------------
      WaldenVC II, L.P.                          Headquarters: San Francisco, CA
      -------------------------------------------Founded: 1974
                                                 www.waldenvc.com
                                                 Industry/Sector: Fund of Funds
                                                 -------------------------------

      Company Description:

            WaldenVC is a San Francisco-based venture capital firm that invests in technology and media companies. Focus areas include software, media, information and education services, and emerging platforms.

            WaldenVC's core strengths include the following:

            o Hands-On Experience: WaldenVC's general partners and venture partners have operating experience at technology and new media companies and a long track record of growing startups.

            o Corporate Investors: In addition to investing in the fund, WaldenVC's corporate investors bring a wealth of contacts and channels that enables WaldenVC's portfolio companies to grow.

            o Investment Banking Background: With deep contacts in the investment banking world, WaldenVC's partners can play a key role in introducing private companies to potential partners and helping companies evaluate all of their strategic options.

            o International Network: WaldenVC is part of The Walden Group, a twenty-eight-year old network of venture funds that comprises Walden Israel, Walden International Investment Group, as well as numerous other funds, primarily in Asia.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.

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

SELIGMAN NEW TECHNOLOGIES FUND

                                            ------------------------------------
                                            Headquarters: Englewood, CO
      The Petroleum Place, Inc.             Founded: 1995
      --------------------------------------www.petroleumplace.com
                                            Industry/Sector: Enterprise Business
                                                             Infrastructure
                                            ------------------------------------

      Company Description:

            Petroleum Place (P2) provides a comprehensive suite of transaction services and software solutions for the upstream energy industry. P2 offers fully integrated financial and operational management systems and a comprehensive suite of data access and analysis software. Enterprise software products and services are offered through P2 Energy Solutions (P2ES), established through the merger of Paradigm Technologies, Novistar and Petroleum Financial (PFI). P2ES has implemented financial and operational management systems at more than 210 companies, including major integrated companies and leading independents.

            Transaction Services are offered through three subsidiary companies
            - The Oil & Gas Asset Clearinghouse, Petroleum Place Energy Advisors and Petro TradeLinks. Through these companies, Petroleum Place offers a comprehensive suite of transaction and brokerage services for the acquisition and divestiture of oil and gas properties. The Oil & Gas Asset Clearinghouse is a leading provider of auction services. The Clearinghouse hosts regularly scheduled auctions that feature both live floor and Internet bidding. Properties are marketed to The Clearinghouse's qualified network of thousands of buyers through both a printed auction sale brochure and online through Data Room Explorer.

            Petroleum Place Energy Advisors provides negotiated transaction and advisory services for the acquisition and divestiture of oil and gas properties. Managed by a team of acquisition and divestiture professionals, Petroleum Place Energy Advisors employs a full complement of geotechnical services and utilizes Internet platforms for the marketing and evaluation of properties and prospects. Petro TradeLinks is a members-only organization for senior acquisition and divestiture managers representing 60 energy companies. Members can review properties available for sale or trade in a secure environment hosted on P2 and network with other members either online or at events to facilitate transactions.

            In addition, P2 offers AssetExplorer, an integrated e-marketing services and technology platform that enables the effective, efficient online marketing of assets. Assets are featured in electronic data rooms (EDR) on the P2 Web site and marketed to a broad, yet targeted group of prospective buyers. AssetExplorer is ideally suited for the marketing of prospects, joint ventures, farmouts, leases and licenses. The Clearinghouse, P2 Energy Advisors and Petro TradeLinks also utilize AssetExplorer as a platform to promote and enable the evaluation of properties and packages. P2 provides dedicated Internet technology, development and support for its subsidiary companies, enabling each to focus on their core business while extending their offerings to the Internet.

            Through Strata Web Systems, P2 offers a suite of online data access and analysis applications - DataMap, Query Manager and Production Data Analysis - designed to provide quick, convenient access to and analysis of US and Canadian industry data.

                                            ------------------------------------
                                            Headquarters: Emeryville, CA
      HomeGain.com, Inc.                    Founded: 1999
      --------------------------------------www.homegain.com
                                            Industry/Sector: Internet Business-
                                                             to-Consumer
                                            ------------------------------------


      Company Description:

            HomeGain's mission is to provide an honest and informative resource to help homeowners navigate the home selling and buying process. The Company focuses on three primary areas: finding out what a current or future home is worth; preparing a home for sale; and finding the right real estate agent. HomeGain strives to create an innovative and efficient channel for homeowners and buyers to connect with qualified real estate agents while preserving their privacy and control.

            HomeGain's core offering is the ability for home sellers to screen and identify qualified, competitive real estate agents. The success of this product offering led the Company to expand this to home buyers. The result is a comprehensive online service for both homeowners and real estate agents designed to facilitate a homeowner's transactions while saving valuable time and resources. The Company's offerings include:

            Agent Evaluator: HomeGain's Agent Evaluator tool allows home sellers and buyers to identify qualified, professional real estate agents and begin the selection process online. Homeowners can anonymously compare and contrast qualifications and proposals from a number of local agents before choosing whom they want to meet and hire.

            Home Valuation Tool: Homeowners can find out possible value ranges for their home with HomeGain's customized Home Valuation tool, which taps an expansive property record database to provide a report including recent comparable home sales in the neighborhood and their sales prices.

            Home Sale Maximizer: Homeowners can identify the top 10 low-to-moderately priced home improvements that will maximize the sale price of their home, allowing them to create a budget and calculate potential returns on investment.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

SELIGMAN NEW TECHNOLOGIES FUND

            PMI Saver: Homeowners can determine if they qualify to cancel their private mortgage insurance (PMI). This calculator links with HomeGain's free Home Valuation Tool, which gives the consumer a value range for their property. Then, a current value figure is added to the PMI Saver, along with the monthly PMI payment amount, purchase price of the home, down payment amount and current loan balance. The PMI Saver calculates within seconds the equity level achieved and whether it's sufficient for the homeowner to qualify for cancellation of PMI.

            Calculators: HomeGain offers valuable financing tools, enabling homeowners to:

            o Calculate capital gains tax and net proceeds from the sale of their home.

            o Compare the cost of moving into a new home with the cost of improving their current home.

            o Compare monthly costs of buying a larger home to current monthly costs of staying in their current home.

            Library: HomeGain provides free access to articles and consumer guides containing valuable real estate information for home sellers and buyers. HomeGain's library contains hundreds of answers to frequently asked questions, a glossary of real estate terms and even an extensive list of questions to ask when interviewing prospective agents.

                                  ----------------------------------------------
                                  Headquarters: San Jose, CA
      FlashPoint Technology-------Founded: 1996
                                  www.flashpoint.com
                                  Industry/Sector: Digital Enabling Technologies
                                  ----------------------------------------------

      Company Description:

            FlashPoint Technology, Inc. designs, develops and markets complete software solutions for digital photography and imaging devices. The Company is an innovative company driving the convergence of wireless technology and digital photography through Digita(R), the underlying technology for wireless imaging. Digita enables partners and developers to create customized solutions for their customers. Digita Photivity(TM) is a complete wireless photography platform, allowing images to be directly transferred from a digital camera to the Internet. DigitaOS(TM) is an extensible operating system for imaging devices.

                                                  ------------------------------
      Innocal II, L.P.                            Headquarters: Costa Mesa, CA
      --------------------------------------------www.innocal.com
                                                  Industry/Sector: Fund of Funds
                                                  ------------------------------

      Company Description:

            InnoCal is a private venture capital firm funded by institutional and private investors. They focus on investing in early stage information technology with the majority of investments located in Southern California. InnoCal is an information technology venture investor and as such are currently focused on enterprise software, wireless technologies, communications, Internet and broadband technologies, and high growth businesses in other viable IT sectors. The partners at InnoCal work as a team and collectively have over 65 years of experience in venture capital. Total investment in a given portfolio company may range from $1 million to $5 million, with $3 million as an average initial investment. Typically, they are lead investors, often times leading a syndicate of multiple venture capital or strategic investors. Given their deep and long term relationships in the venture capital business, they can add value by bringing together many investors in a round of financing.

            InnoCal seeks opportunities with the following characteristics:

            o Exceptional management teams - those that have the knowledge, skills and ambition required to build highly successful companies.


            o Early and expansion stage companies seeking a first or second round of venture financing.

            o Companies with proprietary technology or "know-how" barriers to competitive market entry.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

                                 PERFORMANCE AND
                               PORTFOLIO ANALYSIS

SELIGMAN NEW TECHNOLOGIES FUND

      Performance & Portfolio Analysis (12/31/03)

      ---------------------
      New Technologies Fund  Inception Date: 07/27/1999
      ---------------------

      -----------------
      Portfolio Returns
      -----------------

                                                                      Goldman             Goldman
                                                        Fund            Sachs              Sachs
                                                     Performance     Tech Index       Blended Index(1)
      ------------------------------------------------------------------------------------------------
      Cumulative Total Return Since Inception           -76.4%          -39.1%            -43.9%
      ------------------------------------------------------------------------------------------------
      Average Annual Return Since Inception             -27.8%          -10.6%            -12.2%
      ------------------------------------------------------------------------------------------------
      One Year Total Return                              -2.3%           54.2%             83.2%
      ------------------------------------------------------------------------------------------------
      YTD Total Return                                   -2.3%           54.2%             83.2%
      ------------------------------------------------------------------------------------------------

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                        Public          Private             Total
      ------------------------------------------------------------------------------------------------
      Broadband and Fiber Optics                          0.3%            1.1%              1.4%
      ------------------------------------------------------------------------------------------------
      Digital Enabling Technologies                       1.3%            8.6%              9.9%
      ------------------------------------------------------------------------------------------------
      Enterprise Business Infrastructure                 11.1%            3.8%             14.9%
      ------------------------------------------------------------------------------------------------
      Internet Business-to-Consumer                       1.9%            4.4%              6.3%
      ------------------------------------------------------------------------------------------------
      Wireless                                            0.7%            3.7%              4.4%
      ------------------------------------------------------------------------------------------------
      Other                                              13.0%           50.1%             63.1%
      ------------------------------------------------------------------------------------------------
      Total                                              28.3%           71.7%            100.0%
      ------------------------------------------------------------------------------------------------

      Top Holdings
      --------------------------------------------------------------------------

      ----------------------
      Top 10 Public Holdings
      ----------------------

      (Represents 9.2% of Net Assets)
      --------------------------------------------------------------------------

      Synopsys
      --------------------------------------------------------------------------
      Computer Associates International
      --------------------------------------------------------------------------
      Symantec
      --------------------------------------------------------------------------
      Amdocs
      --------------------------------------------------------------------------
      Microsoft
      --------------------------------------------------------------------------
      Affiliated Computer Services
      --------------------------------------------------------------------------
      Laboratory Corporation of America Holdings
      --------------------------------------------------------------------------
      Advanced Micro Devices
      --------------------------------------------------------------------------
      Symbol Technologies
      --------------------------------------------------------------------------
      Quest Diagnostics
      --------------------------------------------------------------------------

      -----------------------
      Top 10 Private Holdings
      -----------------------

      (Represents 62.6% of Net Assets)
      --------------------------------------------------------------------------

      GMP Companies
      --------------------------------------------------------------------------
      LifeMasters Supported SelfCare
      --------------------------------------------------------------------------
      Gateway Learning
      --------------------------------------------------------------------------
      iBiquity Digital
      --------------------------------------------------------------------------
      Edison Venture Fund IV
      --------------------------------------------------------------------------
      WaldenVC II
      --------------------------------------------------------------------------
      The Petroleum Place
      --------------------------------------------------------------------------
      Homegain.com
      --------------------------------------------------------------------------
      FlashPoint Technology
      --------------------------------------------------------------------------
      InnoCal II
      --------------------------------------------------------------------------

      ----------------------------------------------
      Venture Capital Advance/Decline Information(2)
      ----------------------------------------------

      Since 9/30/03                                                     # of Cos
      --------------------------------------------------------------------------
      Advancing Issues                                                        20
      --------------------------------------------------------------------------
      Declining Issues                                                        13
      --------------------------------------------------------------------------
      Active Investments(3)                                                   56
      --------------------------------------------------------------------------

      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------

      Completed IPOs Since Inception                                          15
      --------------------------------------------------------------------------
      Companies Acquired by
      Third Party Since Inception                                             16
      --------------------------------------------------------------------------
      Companies Currently in
      SEC Registration                                                         0
      --------------------------------------------------------------------------
      Total Private Investments
      Since Inception                                                        115
      --------------------------------------------------------------------------
      Failed Investments(4)                                                   44
      --------------------------------------------------------------------------

      -------------------------------
      Venture Capital Private Funding
      -------------------------------

                                                           Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                           71.7%
      --------------------------------------------------------------------------
         Private Securities Funded to Break-Even(5)                64.5%
      --------------------------------------------------------------------------
         Private Securities Subject to Financing Risk(6)            7.2%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)            3.4
      --------------------------------------------------------------------------

See footnotes on page 13. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 13 of this Quarterly Booklet.


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

SELIGMAN NEW TECHNOLOGIES FUND

Footnotes

Past performance is no guarantee of future results.

Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 3% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

For more information, including a prospectus that contains information about fees, expenses and risks, please contact your financial advisor.

The Board of Directors of the Fund has approved a plan of complete liquidation and dissolution ("The Plan") with respect to the Fund. On January 24, 2004, a special meeting of the shareholders was held for the purposes of voting on the Plan and related matters. Such meeting was adjourned to February 25, 2004. For more information about the Plan, please consult the Fund's proxy statement.

The Fund currently has no assets available for new investments in venture capital companies, although the Fund is permitted to make follow-on investments in current portfolio companies under certain circumstances.

The Fund is actively managed and its holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's Private Placing Memorandum for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

(1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol:
      GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

(2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

(3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

(4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

(5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

(6) Those companies that, in the opinion of Seligman, do not currently have sufficient capital to reach break-even.

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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

                                INVESTMENT GROUP

SELIGMAN NEW TECHNOLOGIES FUND

[PHOTO]

Thomas Hirschfeld

Managing Director
(New York)

Joined Seligman: 2001

Investment Experience: 15 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

Prior Experience:
General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

Education:
BA (Classics) - Harvard; MA (Economics, Politics) - Oxford

Private Industry Coverage:
Software (Mainframe/ Platform/ Utilities, Applications/ Security)


[PHOTO]

Richard M. Parower, CFA

Senior Vice President
(New York)

Joined Seligman: 2000

Investment/Industry Experience: 10 years

Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Also co-manages Seligman Global Technology Fund.

Prior Experience:
Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

Education:
BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

Public Industry Coverage:
Software (Applications & Security), Technology Services

[PHOTO]

Greg Cote

Vice President/
CFO - Venture Capital
Investments (California)

Joined Seligman: 1999

Investment Experience: 12 years

Prior Experience:
Vice President, Venture Bank (div. of PNC). High-tech loan group, Comerica. CFO, Microsystems Development Corp.

Education:
BS (Economics) - University of Michigan; MBA (Marketing) summa cum laude - UCLA

Private Industry Coverage:
Software, Wireless

[PHOTO]

Vishal Saluja

Managing Director
(California)

Joined Seligman: 2000

Investment/Industry
Experience:12 years

Prior Experience:
Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

Education:
BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

Private Industry Coverage:
Networking, Wireline Equipment

Public Industry Coverage:
Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools


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

SELIGMAN NEW TECHNOLOGIES FUND

[PHOTO]

Ajay Diwan

Senior Vice President
(California)

Joined Seligman: 2001
Investment Experience: 14 years

Prior Experience:
Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

Education:
BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

Private Industry Coverage:
Networking, Wireline Equipment, Data Storage

Public Industry Coverage:
Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

[PHOTO]

Lauren Wu

Vice President
(California)

Joined Seligman: 2001

Investment Experience:
6 years

Prior Experience:
Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

Education:
BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

Private Industry Coverage:
Generalist

[PHOTO]

Sangeeth Peruri

Vice President
(California)

Joined Seligman: 2000

Investment Experience:
4 years

Prior Experience:
Analyst, Technology Investment Banking group at Morgan Stanley.

Education:
BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

Private Industry Coverage:
Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

Public Industry Coverage:

Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services


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